EXHIBIT 99.2

WebMD CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2003	2002	2003	2002
	(Unaudited)	(Unaudited)	(Unaudited)	(Audited)
Revenue	$258,396	$229,476	$963,980	$871,696
Costs and expenses:
Cost of operations	154,383	130,643	564,939	509,744
Development and engineering	10,331	10,827	42,985	43,467
Sales, marketing, general and administrative	72,565	64,923	282,482	283,424
Depreciation, amortization and other	9,473	30,018	62,434	125,593
Legal expense	3,466	—	3,959	—
Restructuring and integration benefit	—	—	—	(5,850)
(Gain) loss on investments	1,563	—	(1,659)	(6,547)
Interest income	6,467	5,249	22,901	19,590
Interest expense	4,770	2,814	15,214	8,491
Other income, net	3,100	1,521	4,218	3,844

Income (loss) from continuing operations before income tax provision (benefit)	11,412	(2,979)	20,745	(63,192)
Income tax provision (benefit)	879	621	4,140	(10,079)

Income (loss) from continuing operations	10,533	(3,600)	16,605	(53,113)
Income (loss) from discontinued operations, net of income taxes	—	1,171	(33,611)	3,411

Net income (loss)	$10,533	$(2,429)	$(17,006)	$(49,702)

Basic income (loss) per common share:
Income (loss) from continuing operations	$0.03	$(0.01)	$0.05	$(0.17)
Income (loss) from discontinued operations	—	0.00	(0.11)	0.01

Net income (loss)	$0.03	$(0.01)	$(0.06)	$(0.16)

Diluted income (loss) per common share:
Income (loss) from continuing operations	$0.03	$(0.01)	$0.05	$(0.17)
Income (loss) from discontinued operations	—	0.00	(0.10)	0.01

Net income (loss)	$0.03	$(0.01)	$(0.05)	$(0.16)

Weighted-average shares outstanding used in computing income (loss) per common share:
Basic	307,069	298,188	304,858	304,168

Diluted	324,058	298,188	325,811	304,168

WebMD CORPORATION
CONSOLIDATED SEGMENT INFORMATION
(In thousands, except per share data)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2003	2002	2003	2002
	(Unaudited)	(Unaudited)	(Unaudited)	(Audited)
Revenues
Transaction services	$140,238	$116,653	$505,729	$466,810
Physician services	78,345	72,568	302,640	275,306
Portal services	30,783	29,305	110,665	84,296
Plastic technologies(a)	16,925	16,259	71,940	65,811
Inter-segment eliminations	(7,895)	(5,309)	(26,994)	(20,527)

	$258,396	$229,476	$963,980	$871,696

Income (loss) before restructuring, taxes, non-cash and other items
Transaction services	$26,058	$25,025	$94,218	$85,154
Physician services	4,582	7,025	20,924	26,685
Portal services	5,976	9,053	24,898	5,574
Plastic technologies(a)	4,675	4,365	20,532	19,891
Corporate	(12,599)	(12,531)	(50,251)	(51,272)
Interest income	6,467	5,249	22,901	19,590
Interest expense	(4,770)	(2,814)	(15,214)	(8,491)

	$30,389	$35,372	$118,008	$97,131

Basic income per common share before restructuring,
taxes, non-cash and other items(b)	$0.10	$0.12	$0.39	$0.32

Diluted income per common share before restructuring, taxes,
non-cash and other items(b)	$0.09	$0.12	$0.36	$0.32

Restructuring, taxes, non-cash and other items(c)
Depreciation, amortization and other	$(9,473)	$(30,018)	$(62,434)	$(125,593)
Amortization of prepaid content and services (included in cost of operations)	(425)	(2,588)	(2,356)	(4,765)
Amortization of prepaid content and services (included in sales, marketing, general and administrative)	(5,650)	(3,560)	(21,942)	(20,941)
Non-cash stock compensation (included in sales, marketing, general and administrative)	(1,500)	(3,706)	(12,449)	(25,265)
Restructuring and integration benefit	—	—	—	5,850
Legal expense	(3,466)	—	(3,959)	—
Gain (loss) on investments	(1,563)	—	1,659	6,547
Income tax (provision) benefit	(879)	(621)	(4,140)	10,079
Other income, net	3,100	1,521	4,218	3,844

Income (loss) from continuing operations	10,533	(3,600)	16,605	(53,113)
Income (loss) from discontinued operations, net of income taxes	—	1,171	(33,611)	3,411

Net income (loss)	$10,533	$(2,429)	$(17,006)	$(49,702)

Basic income (loss) per common share:
Income (loss) from continuing operations	$0.03	$(0.01)	$0.05	$(0.17)
Income (loss) from discontinued operations	—	0.00	(0.11)	0.01

Net income (loss)	$0.03	$(0.01)	$(0.06)	$(0.16)

Diluted income (loss) per common share:
Income (loss) from continuing operations	$0.03	$(0.01)	$0.05	$(0.17)
Income (loss) from discontinued operations	—	0.00	(0.10)	0.01

Net income (loss)	$0.03	$(0.01)	$(0.05)	$(0.16)

Weighted-average shares outstanding used in computing income (loss) per common share:
Basic	307,069	298,188	304,858	304,168

Diluted	324,058	298,188	325,811	304,168

(a)	Effective August 1, 2003, the Company completed the sale of two operating units of its Plastic Technologies segment, Porex Bio Products, Inc. and Porex Medical Products, Inc., in two separate transactions. Beginning in the quarter ended September 30, 2003, the Company’s consolidated financial statements reflect these operating units as discontinued operations for all prior periods. The above segment information reflects these operating units as discontinued operations for the current and prior periods.

(b)	Basic and diluted income (loss) per common share before restructuring, taxes, non-cash and other items is based on the weighted-average shares outstanding used in computing basic and diluted income (loss) per common share.

(c)	Reconciliation of income (loss) before restructuring, taxes, non-cash and other items to income (loss) from continuing operations.

WebMD CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	December 31,	December 31,
	2003	2002
	(Unaudited)	(Audited)
Assets
Cash and cash equivalents	$63,298	$175,596
Short-term investments	207,383	10,888
Accounts receivable, net	181,173	163,244
Inventory	12,158	9,976
Current portion of prepaid content and distribution services	18,116	25,406
Assets of discontinued operations	—	94,056
Other current assets	25,973	25,814

Total current assets	508,101	504,980

Marketable debt securities	451,290	449,289
Marketable equity securities	4,744	7,427
Property and equipment, net	77,278	70,488
Prepaid content and distribution services	31,992	48,532
Goodwill	844,448	586,043
Intangible assets, net	184,130	73,222
Other assets	33,323	26,267

	$2,135,306	$1,766,248

Liabilities and Stockholders’ Equity
Accounts payable	$10,390	$10,063
Accrued expenses	208,430	208,342
Deferred revenue	86,708	81,179
Liabilities of discontinued operations	—	12,365

Total current liabilities	305,528	311,949

Convertible subordinated notes	649,999	300,000
Other long-term liabilities	1,182	498
Stockholders’ equity	1,178,597	1,153,801

	$2,135,306	$1,766,248

WebMD CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Years Ended
	December 31,
	2003	2002
	(Unaudited)	(Audited)
Cash flows from operating activities:
Net loss	$(17,006)	$(49,702)
Adjustments to reconcile net loss to net cash provided by operating activities:
(Income) loss from discontinued operations	33,611	(3,411)
Depreciation, amortization and other	62,434	125,593
Amortization of debt issuance costs	2,246	1,109
Non-cash content and distribution services	24,298	25,706
Non-cash stock based compensation	12,449	25,265
Gain on investments	(1,659)	(6,547)
Gain on sale of fixed assets	(3,100)	—
Changes in operating assets and liabilities:
Accounts receivable	5,515	(2,631)
Inventory	(2,176)	(872)
Prepaid content and distribution services	(467)	753
Accounts payable	(651)	(7,541)
Accrued expenses	(42,419)	(32,651)
Deferred revenue	(225)	12,530
Other assets	4,259	(4,416)

Net cash provided by continuing operations	77,109	83,185
Net cash provided by discontinued operations	5,130	9,912

Net cash provided by operating activities	82,239	93,097
Cash flows from investing activities:
Proceeds from maturities and sales of available-for-sale securities	247,294	108,991
Proceeds from maturities and redemptions of held-to-maturity securities	157,919	59,095
Purchases of available-for-sale securities	(8,254)	(207,833)
Purchases of held-to-maturity securities	(590,113)	(300,970)
Purchases of property and equipment	(18,385)	(26,267)
Proceeds received from sale of fixed assets	9,779	—
Proceeds received from sale of discontinued operations	46,500	—
Cash paid in business combinations, net of cash acquired	(400,491)	(33,471)
Other changes in equity of discontinued operations	1,754	10,369

Net cash used in continuing operations	(553,997)	(390,086)
Net cash used in discontinued operations	(2,529)	(12,577)

Net cash used in investing activities	(556,526)	(402,663)
Cash flows from financing activities:
Proceeds from issuance of common stock	44,719	28,765
Payments of notes payable and other	(361)	(2,904)
Redemption of Series B Preferred Stock	—	(10,000)
Purchase of treasury shares	(20,316)	(104,960)
Net proceeds from issuance of convertible debt	339,125	292,000

Net cash provided by continuing operations	363,167	202,901
Net cash used in discontinued operations	(6,546)	(1,150)

Net cash provided by financing activities	356,621	201,751
Effect of exchange rates on cash	1,423	1,083

Net decrease in cash and cash equivalents	(116,243)	(106,732)
Changes in cash attributable to discontinued operations	3,945	3,815
Cash and cash equivalents at beginning of period	175,596	278,513

Cash and cash equivalents at end of period	$63,298	$175,596